UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K AMENDED

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)		December 23, 2002

Eateries, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	0-14968	73-123048
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 S. Santa Fe Avenue, Edmond, Oklahoma		73003
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		405-705-5000

Not Applicable
(Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets.

On December 23, 2002, Fiesta Restaurants, Inc. ("Seller"), a wholly-owned subsidiary of the Registrant, sold to Fiesta, L.L.C., an Oklahoma limited liability company ("Buyer"), the assets comprising its eight Garcia’s Mexican Restaurants located in the State of Arizona, the trademarks related to its Garcia’s Mexican Restaurants, and its rights under Garcia’s franchise and license agreements and under a concession agreement for the Base One Ballpark, for an aggregate purchase price of $3,020,000. The purchase was financed principally by Buyer’s short-term promissory note to Seller in the principal amount of $3,020,000 (the "Note"). GE Capital Franchise Finance Corporation has agreed to fund Buyer’s purchase of the restaurants upon the satisfaction of various conditions, including receipt of any required landlord approvals of the assignment of the restaurant leases. As of the date of this amended Form 8-K, GE Capital Franchise Finance has fully funded the buyer’s purchase and the short term promissory note to the Seller has been paid in full.

The Seller retained four remaining Garcia’s Mexican Restaurants which it intends to continue to operate pursuant to a license granted by the Buyer.

A senior operations employee of the Registrant is the member-manager of the Buyer. The Registrant will provide accounting, management, computer systems information and related services to the Buyer pursuant to a Management Agreement for a term of five years subject to earlier termination at the discretion of the Buyer for any reason or at the discretion of the Registrant upon the Buyer’s failure to pay the management fee.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. Not applicable.

(b) Pro forma financial information.

            Included in this report are the following pro forma Financial Statements of Eateries, Inc:

1.  Pro forma balance sheet at December 29, 2002 (unaudited)

2.  Pro forma statement of income for the year ended December 29, 2002 (unaudited)

3.  Notes to proforma condensed financial statements (unaudited)

(c) Exhibits. Included with this filing are the following Exhibits:

2.1  Acquisition Agreement among Fiesta, L.L.C., Fiesta Restaurants, Inc. and Eateries, Inc. dated as of December 16, 2002. (All schedules and exhibits are omitted as being immaterial. A list of the schedules and exhibits follows the acquisition agreement.) (1)

2.2  Acquisition Agreement (Shea Restaurant) among Fiesta, L.L.C., Fiesta Restaurants, Inc. and Eateries, Inc. dated as of December 16, 2002. (All schedules and exhibits are omitted as being immaterial. A list of the schedules and exhibits follows the acquisition agreement.) (1)

2.3  Management Agreement between Eateries, Inc. and Fiesta, L.L.C. dated as of December 23, 2002. (1)

INDEX TO EXHIBITS

(1) Filed as exhibit to Registrant’s Current Report on Form 8-K dated January 7, 2003 (File No. 0-14968) and incorporated by reference herein.

Item 7(b). Pro Forma Financial Information

The following unaudited pro forma financial information relates to the December 23, 2002 sale of eight Garcia’s Mexican Restaurants located in the Phoenix, AZ and Tucson, AZ areas and the Concession at the Bank One Ballpark located in Phoenix, AZ (the "Garcia’s sale"). The pro forma amounts have been prepared based on pro forma adjustments (as described in the accompanying notes) to the historical financial statements of Eateries, Inc.

The unaudited pro forma balance sheet at December 29, 2002 reflects the financial position of Eateries, Inc. at December 29, 2002 combined with the pro forma adjustments as if the sale had occurred prior to December 29, 2002 and if the related liabilities and receivables had been paid and received as of this date. The unaudited pro forma statement of income for the fiscal year ended December 29, 2002 combined with the pro forma adjustments reflects the historical results of operations for the Company as if the sale had occurred on December 30, 2001.

The unaudited pro forma condensed financial statements should be read in connection with Eateries, Inc.’s historical financial statements and related footnotes.

The unaudited pro forma financial information presented is for information purposes only and does not purport to represent what Eateries, Inc.’s financial position or results of operations as of the dates presented would have been had the acquisition in fact occurred on such date or at the beginning of the period indicated or to project Eateries, Inc.’s position or results of operations for any future date or period.

ITEM 7(b)1. EATERIES, INC. AND SUBSIDIARIES PRO FORMA CONSOLIDATED BALANCE SHEET AS OF DECEMBER 29, 2002 (UNAUDITED)

	EATERIES, INC. HISTORICAL	PRO FORMA ADJUSTMENTS RELATED TO DISPOSITIONS	PRO FORMA
ASSETS
Current assets:
Cash and cash equivalents	$ 794,675	$ 3,227,296	$ 4,021,970
Receivables:
Franchisees	111,306	--	111,306
Other	3,998,924	(3,455,094)	543,830
Inventories	716,077	--	716,077
Prepaid expenses and deposits	1,066,417	(149,719)	916,698
Total current assets	6,687,399	(377,517)	6,309,881
Property and equipment, at cost:
Furniture and equipment	14,458,238	--	14,458,238
Leasehold improvements	30,449,275	--	30,449,275
	44,907,512	--	44,907,513
Less: Landlord finish-out allowances	15,543,866	--	15,543,866
	29,363,646	--	29,363,647
Less: Accumulated depreciation and amortization	16,312,585	--	16,312,585
Net property and equipment	13,051,061	--	13,051,062
Goodwill	370,191	--	370,191
Other assets	1,060,403	--	1,060,403
Total assets	$21,169,054	$(1,157,632)	$20,791,537

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$ 5,503,040	$ (324,437)	$ 5,178,604
Accrued liabilities:
Compensation	1,879,931	(193,036)	1,686,895
Taxes, other than income	694,893	(102,403)	592,490
Other	1,360,154	(501,338)	858,817
Total current liabilities	9,438,018	(1,121,214)	8,316,805
Deferred credit	1,077,190	--	1,077,190
Other liabilities	528,870	(111,900)	416,970
Long-term obligations, net of current portion	9,164,641	--	9,164,641
Commitments and contingencies	---	--	---
Total Liabilities	20,208,719	(1,233,114)	18,975,606

Stockholders’ equity:
Preferred stock, $.002 par value, none outstanding	---	--	---
Common stock, $.002 par value, 4,521,914 shares issued at December 29, 2002 and December 30, 2001	9,044	--	9,044
Additional paid-in capital	10,370,359	--	10,370,359
Retained earnings	(1,996,727)	855,596	(1,141,131)
	8,382,676	--	9,238,272
Treasury stock, at cost 1,554,497 and 1,521,597 shares at December 29, 2002 and December 30, 2001, respectively	7,422,341	--	7,422,341
Total stockholders’ equity	960,335	--	1,815,931
Total liabilities and stockholders’ equity	$21,169,054	$ (377,518)	$20,791,537

ITEM 7(b)2. EATERIES, INC. AND SUBSIDIARIES PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 29, 2002 (UNAUDITED)

	EATERIES, INC. HISTORICAL	PRO FORMA ADJUSTMENTS RELATED TO DISPOSITIONS	PRO FORMA
Revenues:
Food and beverage sales	$ 95,167,396	$(12,980,277)	$ 82,187,119
Franchise fees and royalties	620,720	--	620,720
Other	465,460	(79,028)	386,432
Total revenues	96,253,576	(13,059,305)	83,194,271

Costs of sales	25,784,064	(3,189,068)	22,594,996
Gross Profit	70,469,512	(9,870,237)	60,599,275

Operating expenses	59,777,713	(8,588,762)	51,188,951
General and administrative expenses	5,814,176	(464,722)	5,349,454
Gain on Disposal of Assets	2,109,934	(2,362,387)	(252,453)
Provision for impairment of long-lived assets	2,135,472	--	2,135,472
Depreciation and amortization	4,183,119	(745,832)	3,437,287
Interest expense	706,310	(146,400)	559,910
	74,729,723	(12,308,103)	62,418,621

Loss before income taxes	(4,257,212)	(2,437,866)	(1,819,346)

Provision for income taxes	2,070,161	(780,117)	2,850,278

Net loss	$ (6,327,373)	$ (1,657,749)	$ (4,669,624)

Net loss per common share	$ (2.12)	$ (0.56)	$ (1.56)

Net loss per common share assuming dilution	$ (2.12)	$ (0.56)	$ (1.56)

ITEM 7(b)4.

EATERIES, INC.

NOTES TO PRO FORMA
CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

(a)  To record the cash received from the sale which was included in accounts receivable at year        end.

(b)  To record the payment of the liabilities related to normal operations for the sold locations.

(c)  To record the effects on the revenues and expenses as if the sale had occurred on December        30, 2001.

(d)  To record the related tax effect as if the sale had occurred on December 30, 2001, based on a         32% effective tax rate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EATERIES, INC
(Registrant)

Date 3/7/03	/s/ Bradley L. Grow
(Signature)

Print Name: Bradley L. Grow
Title: Vice President/Chief Financial Officer